UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 25, 2013

Clarion Partners Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-164777	No. 27-1242815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of Principal Executive offices)	(Zip Code)

(212) 808-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On January 25, 2013, Clarion Partners Property Trust Inc. (the “Company”) issued and sold all 125 shares of its newly designated 12.5% Series A Cumulative Non-Voting Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), for a purchase price of $1,000 per share, or $125,000 in the aggregate, to 125 accredited investors who were not affiliated with the Company (the “Preferred Stock Offering”). Customary advisory, set-up and administrative fees and commissions, including approximately $6,250 of brokerage or placement fees, were paid in connection with the Preferred Stock Offering. The Preferred Stock Offering was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from such registration requirements provided by Section 4(2) of the Securities Act for transactions not involving any public offering and Rule 506 of Regulation D promulgated thereunder.

The Series A Preferred Stock ranks senior to the Company’s common stock. Holders of the Series A Preferred Stock are entitled to receive cumulative preferential cash distributions per share at a rate of 12.5% per annum of the total of $1,000, plus accumulated and unpaid distributions thereon. The Company may not declare any distributions on any junior equity securities (including common stock) or redeem any such securities unless the cumulative dividends on the outstanding shares of Series A Preferred Stock have been declared and either (i) such distributions have been paid or (ii) sufficient funds for the payment thereof have been set aside. The Company may redeem the Series A Preferred Stock at any time for a redemption price per share (the “Redemption Price”) equal to the sum of (i) $1,000, (ii) all accrued and unpaid distributions thereon and (iii) if the date of the redemption is on or before December 31, 2014, a redemption premium of $100. In addition, upon any liquidation, dissolution or winding up of the Company, holders of the Series A Preferred Stock are entitled to a liquidation preference equal to the Redemption Price per share. Holders of the Series A Preferred Stock have no voting rights except with respect to certain specific matters that adversely affect their rights, preferences, privileges or voting powers.

Item 3.03.  Material Modification to Rights of Security Holders.

The information reported in Items 3.02 and 8.01 of this Current Report is incorporated herein by reference.

Item 8.01.  Other Events.

The information reported in Item 3.02 of this Current Report is incorporated herein by reference.

On January 24, 2012, in connection with the Preferred Stock Offering, the Company filed the Articles Supplementary to the Third Articles of Amendment and Restatement (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to fix the preferences, limitations and relative rights of the Series A Preferred Stock. A copy of the Articles Supplementary is attached to this Current Report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarion Partners Property Trust Inc.

Date: January 31, 2013	By:	/s/ L. MICHAEL O’CONNOR
L. Michael O’Connor
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles Supplementary.